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                                                                   EXHIBIT 10.2C


                                 AMENDMENT ONE
                                    TO THE
                             AMENDED AND RESTATED
                           NICHOLS TXEN CORPORATION
                        EMPLOYEE'S STOCK PURCHASE PLAN



     Pursuant to Section 7.1 of the Amended and Restated Nichols TXEN Corporation Employees' Stock Purchase Plan (the "Plan"), Nichols TXEN Corporation (the "Company"), hereby amends the Plan as follows:


     1.   Effective July 16, 1999, the definition of "Option Period" under
Article II of the Plan is hereby deleted in its entirety, and the following new definition is substituted in its place:

     "Option Period" means a three-month period beginning on each March 1, June 1, September 1, and December 1 commencing after the Effective Date, and ending on next February 28, May 31, August 31, or November 30."

     2. Effective July 16, 1999, the first sentence of Section 3.1 is hereby deleted in its entirety, and the following sentence is substituted in its place:

     "On the first day of the first Option Period commencing after the Effective Date on each March 1, June 1, September 1, and December 1 thereafter, an Employee may elect to participate in the Plan by authorizing payroll deductions through the Employee's Employer."

     3. Effective July 16, 1999, the first sentence of Section 4.1. is hereby deleted in its entirety, and the following new sentence is substituted in its place:

     "On each March 1, June 1, September 1, and December 1 beginning after the Effective Date, each Employee who is participating in the Plan and who is eligible for an Option under Article III shall be granted an Option to purchase Stock from the Company on the last day of the Option Period beginning on that date, by authorizing payroll deductions under
     Article V."

     4. Effective July 16, 1999, the second sentence of Section 5.1 is hereby deleted in its entirety, and the following new sentence is substituted in its place:

     "Deductions may be authorized beginning on the first day of the first Option Period commencing after the Effective Date and each March 1, June 1, September 1 or December 1 thereafter, in any integral percentage, up to ten percent (10%) of an Employee's basic rate of compensation paid by the Employer."

     Except as amended above, the Plan shall remain in full force and effect according to its terms and provisions.

     Done this the 16th day of July, 1999.

                                        NICHOLS TXEN CORPORATION


                                        By:     Paul D. Reaves
                                             ______________________________
                                             Its Chief Executive Officer